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                                                                   EXHIBIT 10.40
                                                                   -------------

                                                                    FORM OF NOTE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT. PAYMENT ON THIS NOTE IS SUBORDINATED TO THE CLAIMS OF SENIOR LENDERS PURSUANT TO THE TERMS OF A NOTE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH.


                     DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                          12% Senior Subordinated Note
                                  Note Due 1999

No. N-____                                                      __________, 1998


DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation (the "Company"), for value received, hereby, promises to pay to ________________________ or registered assigns on the ___ day of March, 1999 (the "Maturity Date") the principal amount of _____________________________ DOLLARS ($______________) and
to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 12% per annum from the date hereof until maturity, payable semi-annually. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate per annum from the date such payment is due, whether by acceleration or otherwise, until paid.

        Both the principal hereof and interest hereon are payable at the principal office of the Company in Westlake Village, California, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day.

        This Note is one of the 12% Senior Subordinated Notes due 1999 of the Company in the aggregate principal amount of $4,500,000 issued or to be issued under and pursuant to the terms and provisions of the Note Agreement, dated as of March 2 , 1998 (the "Note Agreement"), entered into by the Company with the original Purchaser therein referred to and this Note and the


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holder hereof are entitled equally and ratably with the holders of all other
Notes outstanding under the Note Agreement to all the benefits and security provided for thereby or referred to therein, to which Note Agreement reference is hereby made for the statement thereof. Capitalized terms used but not otherwise deemed herein have the meaning given thereto in the Note Agreement.

        This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreement. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement. This Note is convertible to Common Stock of the Company at the election of the Note holder subject to the limitations and on the terms and conditions set forth in the Note Agreement.

        This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument or transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

        This Note and said Note Agreement are governed by and construed in accordance with the internal laws of California.


                                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.,
                                    A DELAWARE CORPORATION


                                    By: ___________________________________
                                        Name: Ronald E. Wittman
                                        Title: Chief Financial Officer


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